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                                                                   EXHIBIT 10.6b


                           Amendment No. Two to the

                             Oryx Energy Company
                          Executive Retirement Plan
                           As Amended And Restated
                          Effective January 1, 1995


WHEREAS, Oryx Energy Company (the "Company") last amended and restated the Executive Retirement Plan (the "Plan") effective January 1, 1995 and last amended the Plan effective January 1, 1996; and

WHEREAS, the Company desires further to amend the Plan;

NOW, THEREFORE, pursuant to the powers reserved in Article IX of the Plan, the Plan is hereby amended as follows:


                                      I.

       Effective January 1, 1997, the first sentence of the first paragraph in
       Section 3.08(b) is amended to include the year 1997, by the revision of the phrase "under an outplacement program during 1995 or 1996" to read "under an outplacement program during 1995, 1996, or 1997".


                                      II.

       Except for the amendments reflected in this instrument, the Plan shall remain in full force and effect.


IN WITNESS WHEREOF, the Company has caused this instrument to be executed this 5th day of September, 1996.




                                         ORYX ENERGY COMPANY

                                         By:  /s/ FRANCES G. HEARTWELL
                                            ------------------------------------
                                         Name:  Frances G. Heartwell
                                              ----------------------------------
                                         Title:  Vice President, Human Resources
                                               ---------------------------------
                                                 and Administration




ATTEST:

By:  /s/ WILLIAM C. LEMMER
   ------------------------------------
Title:  Vice President, General Counsel
      ---------------------------------
        and Secretary